Earnings Per Share	12 Months Ended
Dec. 31, 2012
Earnings Per Share [Abstract]
Earnings Per Share
Earnings Per Share
Basic and diluted earnings per common share ("EPS") are calculated as follows:

(In thousands, except per share amounts)	2012	2011	2010
Income (loss) from continuing operations	$(403,034)	$56,836	$60,623
Loss from discontinued operations	(1,983)	—	(3,268)
Net income (loss)	$(405,017)	$56,836	$57,355

Weighted average common shares outstanding (used to calculate basic EPS)	46,059	45,541	45,003
Stock options and other stock awards	—	745	847
Weighted average common shares outstanding (used to calculate diluted EPS)	46,059	46,286	45,850

Continuing operations	$(8.75)	$1.25	$1.34
Discontinued operations	(0.04)	—	(0.07)
Earnings (loss) per common share – basic	$(8.79)	$1.25	$1.27

Continuing operations	$(8.75)	$1.23	$1.32
Discontinued operations	(0.04)	—	(0.07)
Earnings (loss) per common share – diluted	$(8.79)	$1.23	$1.25

If the company had generated net income for the year ended December 31, 2012, an additional 0.5 million shares would have been used to calculate diluted EPS. The assumed conversions to common stock of the company's stock awards, options and 4.25% Convertible Senior Notes due 2016 ("Convertible Notes") are excluded from the diluted EPS computations for periods in which these items, on an individual basis, have an anti-dilutive effect on diluted EPS. In 2012, 2011 and 2010, the effect of the conversion of the Convertible Notes would have been anti-dilutive because the average trading price of the common stock was below the initial conversion price of $22.45 per share. Additionally, shares were excluded from the diluted EPS calculation related to restricted stock units, stock options and long term incentive plans because they were anti-dilutive. These excluded shares were 1.9 million, 1.5 million and 1.5 million for 2012, 2011 and 2010, respectively.